SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 30, 2012

Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

60 Corporate Woods, Rochester, New York		14623
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Harris Interactive Inc. (the “Company”) was held on October 30, 2012. The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the results of each matter. For more information about these proposals, please refer to the Company’s Proxy Statement dated September 26, 2012 filed with the Securities and Exchange Commission.

Proposal No. 1

The stockholders elected the following person as a director for a term of three years, or until his successor is duly elected and qualified.

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
David Brodsky	24,621,137	5,113,076	11,105,151

Proposal No. 2

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013 with 40,526,879 affirmative votes, 461,810 votes against, 206,465 votes abstaining, and 0 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.

(Registrant)

By:	/s/ Eric W. Narowski
Name:	Eric W. Narowski
Title:	Chief Financial Officer
(Principal Financial Officer)

Dated: November 5, 2012